UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Daré Bioscience, Inc. (“Daré,” “we,” “us,” or “our”) with the Securities and Exchange Commission (the “Commission”) on June 24, 2022 (the “Original Form 8-K”). Among other things, the Original Form 8-K reported that (a) we convened our annual meeting of stockholders (the “Annual Meeting”) on June 23, 2022, (b) our stockholders voted on and approved Proposals 1, 2, 3, 4, and 6, each of which is described in more detail in the Original Form 8-K and our definitive proxy statement filed with the Commission on April 29, 2022, and (c) the Annual Meeting was adjourned to July 14, 2022 solely with respect to Proposal 5 to provide additional time for stockholders to consider and vote on Proposal 5 and for us to solicit additional proxies in favor of the proposal.

This Form 8-K/A supplements the Original Form 8-K and provides the results of the stockholder vote on Proposal 5 and information with respect to our restated certificate of incorporation, as amended. No other modification to the Original Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 14, 2022, the adjourned Annual Meeting was reconvened for the purpose of holding a vote on Proposal 5, a proposal to approve an amendment to our restated certificate of incorporation, as amended, to increase the number of authorized shares of our common stock from 120,000,000 to 240,000,000 (the “Charter Amendment”). Present at the reconvened Annual Meeting in person or by proxy were holders of 54,717,047 shares of our common stock, representing 64.59% of the outstanding shares of our common stock as of the close of business on April 26, 2022, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. Stockholder approval of Proposal 5 requires that a majority of the outstanding shares of our common stock as of the record date for the Annual Meeting vote “FOR” the proposal. Below are the final results of the votes on Proposal 5:

Proposal 5: Our stockholders approved the Charter Amendment by the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,268,380	10,905,277	543,390	—

Item 8.01	Other Events.

As reported above, our stockholders approved the Charter Amendment, which became effective on July 14, 2022, upon the filing of a certificate of amendment to our restated certificate of incorporation, as amended, with the Delaware Secretary of State, a copy of which is filed as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation dated July 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: July 14, 2022	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer